Exhibit 99.1

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2023 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023
Net Revenue: (a)
Compute	$3,508	$2,734	$2,589	$2,591	$11,422	$3,456	$2,761	$2,624	$2,595	$11,436	$52	$(27)	$(35)	$(4)	$(14)
HPC & AI	824	553	579	983	2,939	1,056	840	836	1,181	3,913	(232)	(287)	(257)	(198)	(974)
Storage	—	—	—	—	—	1,187	1,043	1,074	1,111	4,415	(1,187)	(1,043)	(1,074)	(1,111)	(4,415)
Hybrid Cloud	1,384	1,371	1,397	1,341	5,493	—	—	—	—	—	1,384	1,371	1,397	1,341	5,493
Intelligent Edge	1,169	1,344	1,456	1,410	5,379	1,127	1,304	1,415	1,358	5,204	42	40	41	52	175
Financial Services	873	858	873	876	3,480	873	858	873	876	3,480	—	—	—	—	—
Corporate Investments and Other	234	242	246	263	985	293	296	318	343	1,250	(59)	(54)	(72)	(80)	(265)
Total segments	7,992	7,102	7,140	7,464	29,698	7,992	7,102	7,140	7,464	29,698	—	—	—	—	—
Elimination of intersegment net revenue	(183)	(129)	(138)	(113)	(563)	(183)	(129)	(138)	(113)	(563)	—	—	—	—	—
Total HPE consolidated net revenue	$7,809	$6,973	$7,002	$7,351	$29,135	$7,809	$6,973	$7,002	$7,351	$29,135	$—	$—	$—	$—	$—
Earnings Before Taxes: (a)
Compute	$675	$491	$329	$317	$1,812	$609	$420	$285	$255	$1,569	$66	$71	$44	$62	$243
HPC & AI	3	(18)	(10)	43	18	1	(2)	(7)	55	47	2	(16)	(3)	(12)	(29)
Storage	—	—	—	—	—	142	82	115	90	429	(142)	(82)	(115)	(90)	(429)
Hybrid Cloud	80	26	75	51	232	—	—	—	—	—	80	26	75	51	232
Intelligent Edge	227	332	402	382	1,343	247	351	420	401	1,419	(20)	(19)	(18)	(19)	(76)
Financial Services	63	76	72	70	281	82	84	73	78	317	(19)	(8)	(1)	(8)	(36)
Corporate Investments and Other	(22)	(19)	(20)	(16)	(77)	(55)	(47)	(38)	(32)	(172)	33	28	18	16	95
Total segment earnings from operations	1,026	888	848	847	3,609	1,026	888	848	847	3,609	—	—	—	—	—
Unallocated corporate costs and eliminations	(108)	(89)	(130)	(137)	(464)	(108)	(89)	(130)	(137)	(464)	—	—	—	—	—
Stock-based compensation expense	(140)	(126)	(91)	(71)	(428)	(140)	(126)	(91)	(71)	(428)	—	—	—	—	—
Amortization of intangible assets	(73)	(71)	(72)	(72)	(288)	(73)	(71)	(72)	(72)	(288)	—	—	—	—	—
Transformation costs	(102)	(60)	(65)	(56)	(283)	(102)	(60)	(65)	(56)	(283)	—	—	—	—	—
Disaster (charges) recoveries	(1)	(3)	2	14	12	(1)	(3)	2	14	12	—	—	—	—	—
Acquisition, disposition and other related charges	(11)	(19)	(21)	(18)	(69)	(11)	(19)	(21)	(18)	(69)	—	—	—	—	—
Interest and other, net	(25)	(54)	(50)	(27)	(156)	(25)	(54)	(50)	(27)	(156)	—	—	—	—	—
Tax indemnification and other adjustments	(1)	6	45	5	55	(1)	6	45	5	55	—	—	—	—	—
Non-service net periodic benefit credit (cost)	—	1	(3)	(1)	(3)	—	1	(3)	(1)	(3)	—	—	—	—	—
Earnings from equity interests	58	49	73	65	245	58	49	73	65	245	—	—	—	—	—
Total HPE consolidated earnings before taxes	$623	$522	$536	$549	$2,230	$623	$522	$536	$549	$2,230	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2023 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023	Jan. 31, 2023	Apr. 30, 2023	July 31, 2023	Oct. 31, 2023	Oct. 31, 2023	Jan. 31, 2023		Apr. 30, 2023		July 31, 2023		Oct. 31, 2023		Oct. 31, 2023
Segment Operating Margin:(a)
Compute	19.2%	18.0%	12.7%	12.2%	15.9%	17.6%	15.2%	10.9%	9.8%	13.7%	1.6	pts	2.8	pts	1.8	pts	2.4	pts	2.2	pts
HPC & AI	0.4%	(3.3)%	(1.7)%	4.4%	0.6%	0.1%	(0.2)%	(0.8)%	4.7%	1.2%	0.3	pts	(3.1	pts)	(0.9	pts)	(0.3	pts)	(0.6	pts)
Storage	N/A	N/A	N/A	N/A	N/A	12.0%	7.9%	10.7%	8.1%	9.7%	N/A		N/A		N/A		N/A		N/A
Hybrid Cloud	5.8%	1.9%	5.4%	3.8%	4.2%	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A		N/A
Intelligent Edge	19.4%	24.7%	27.6%	27.1%	25.0%	21.9%	26.9%	29.7%	29.5%	27.3%	(2.5	pts)	(2.2	pts)	(2.1	pts)	(2.4	pts)	(2.3	pts)
Financial Services	7.2%	8.9%	8.2%	8.0%	8.1%	9.4%	9.8%	8.4%	8.9%	9.1%	(2.2	pts)	(0.9	pts)	(0.2	pts)	(0.9	pts)	(1.0	pts)
Corporate Investments and Other	(9.4)%	(7.9)%	(8.1)%	(6.1)%	(7.8)%	(18.8)%	(15.9)%	(11.9)%	(9.3)%	(13.8)%	9.4	pts	8.0	pts	3.8	pts	3.2	pts	6.0	pts
Total segment operating margin	12.8%	12.5%	11.9%	11.3%	12.2%	12.8%	12.5%	11.9%	11.3%	12.2%	—	pts	—	pts	—	pts	—	pts	—	pts

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2022 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022
Net Revenue: (a)
Compute	$3,177	$3,047	$3,077	$3,845	$13,146	$3,044	$3,011	$3,027	$3,768	$12,850	$133	$36	$50	$77	$296
HPC & AI	563	504	627	632	2,326	790	710	830	862	3,192	(227)	(206)	(203)	(230)	(866)
Storage	—	—	—	—	—	1,128	1,072	1,129	1,274	4,603	(1,128)	(1,072)	(1,129)	(1,274)	(4,603)
Hybrid Cloud	1,235	1,253	1,302	1,443	5,233	—	—	—	—	—	1,235	1,253	1,302	1,443	5,233
Intelligent Edge	950	913	982	1,012	3,857	901	867	941	965	3,674	49	46	41	47	183
Financial Services	842	823	817	857	3,339	842	823	817	857	3,339	—	—	—	—	—
Corporate Investments and Other	263	270	239	240	1,012	325	327	300	303	1,255	(62)	(57)	(61)	(63)	(243)
Total Segments	7,030	6,810	7,044	8,029	28,913	7,030	6,810	7,044	8,029	28,913	—	—	—	—	—
Elimination of intersegment net revenue	(69)	(97)	(93)	(158)	(417)	(69)	(97)	(93)	(158)	(417)	—	—	—	—	—
Total HPE consolidated net revenue	$6,961	$6,713	$6,951	$7,871	$28,496	$6,961	$6,713	$6,951	$7,871	$28,496	$—	$—	$—	$—	$—
Earnings Before Taxes: (a)
Compute	$487	$460	$460	$644	$2,051	$427	$426	$408	$560	$1,821	$60	$34	$52	$84	$230
HPC & AI	(22)	(62)	10	(19)	(93)	(7)	(40)	28	30	11	(15)	(22)	(18)	(49)	(104)
Storage	—	—	—	—	—	157	127	161	196	641	(157)	(127)	(161)	(196)	(641)
Hybrid Cloud	103	98	112	155	468	—	—	—	—	—	103	98	112	155	468
Intelligent Edge	153	106	156	127	542	157	109	155	128	549	(4)	(3)	1	(1)	(7)
Financial Services	99	102	97	89	387	104	104	96	95	399	(5)	(2)	1	(6)	(12)
Corporate Investments and Other	7	(2)	(18)	(13)	(26)	(11)	(24)	(31)	(26)	(92)	18	22	13	13	66
Total segment earnings from operations	827	702	817	983	3,329	827	702	817	983	3,329	—	—	—	—	—
Unallocated corporate costs and eliminations	(59)	(75)	(88)	(81)	(303)	(59)	(75)	(88)	(81)	(303)	—	—	—	—	—
Stock-based compensation expense	(128)	(114)	(64)	(85)	(391)	(128)	(114)	(64)	(85)	(391)	—	—	—	—	—
Amortization of initial direct costs	(1)	(1)	(1)	(1)	(4)	(1)	(1)	(1)	(1)	(4)	—	—	—	—	—
Amortization of intangible assets	(73)	(74)	(73)	(73)	(293)	(73)	(74)	(73)	(73)	(293)	—	—	—	—	—
Impairment of goodwill	—	—	—	(905)	(905)	—	—	—	(905)	(905)	—	—	—	—	—
Transformation costs	(111)	(98)	(80)	(184)	(473)	(111)	(98)	(80)	(184)	(473)	—	—	—	—	—
Disaster recoveries (charges)	1	(125)	(36)	1	(159)	1	(125)	(36)	1	(159)	—	—	—	—	—
Acquisition, disposition and other related charges	(8)	(8)	(9)	6	(19)	(8)	(8)	(9)	6	(19)	—	—	—	—	—
Interest and other, net	(5)	—	(74)	(109)	(188)	(5)	—	(74)	(109)	(188)	—	—	—	—	—
Tax indemnification and other adjustments	(17)	—	(30)	(20)	(67)	(17)	—	(30)	(20)	(67)	—	—	—	—	—
Non-service net periodic benefit credit	36	36	34	28	134	36	36	34	28	134	—	—	—	—	—
Earnings from equity interests	31	33	68	83	215	31	33	68	83	215	—	—	—	—	—
Total HPE consolidated earnings (loss) before taxes	$493	$276	$464	$(357)	$876	$493	$276	$464	$(357)	$876	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2022 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022		Apr. 30, 2022		July 31, 2022		Oct. 31, 2022		Oct. 31, 2022
Segment Operating Margin:(a)
Compute	15.3%	15.1%	14.9%	16.7%	15.6%	14.0%	14.1%	13.5%	14.9%	14.2%	1.3	pts	1.0	pts	1.4	pts	1.8	pts	1.4	pts
HPC & AI	(3.9)%	(12.3)%	1.6%	(3.0)%	(4.0)%	(0.9)%	(5.6)%	3.4%	3.5%	0.3%	(3.0	pts)	(6.7	pts)	(1.8	pts)	(6.5	pts)	(4.3	pts)
Storage	N/A	N/A	N/A	N/A	N/A	13.9%	11.8%	14.3%	15.4%	13.9%	N/A		N/A		N/A		N/A		N/A
Hybrid Cloud	8.3%	7.8%	8.6%	10.7%	8.9%	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A		N/A
Intelligent Edge	16.1%	11.6%	15.9%	12.5%	14.1%	17.4%	12.6%	16.5%	13.3%	14.9%	(1.3	pts)	(1.0	pts)	(0.6	pts)	(0.8	pts)	(0.8	pts)
Financial Services	11.8%	12.4%	11.9%	10.4%	11.6%	12.4%	12.6%	11.8%	11.1%	11.9%	(0.6	pts)	(0.2	pts)	0.1	pts	(0.7	pts)	(0.3	pts)
Corporate Investments and Other	2.7%	(0.7)%	(7.5)%	(5.4)%	(2.6)%	(3.4)%	(7.3)%	(10.3)%	(8.6)%	(7.3)%	6.1	pts	6.6	pts	2.8	pts	3.2	pts	4.7	pts
Total segment operating margin	11.8%	10.3%	11.6%	12.2%	11.5%	11.8%	10.3%	11.6%	12.2%	11.5%	—	pts	—	pts	—	pts	—	pts	—	pts

(a) Effective at the beginning of the first quarter of fiscal 2024, in order to align its segment financial reporting more closely with its current business structure, Hewlett Packard Enterprise Company ("HPE") implemented an organizational change with the (i) creation of a new Hybrid Cloud business segment (which consists of the previous Storage business segment, HPE GreenLake for Compute that provides flexible compute as-a-Service IT infrastructure on a consumption basis, private cloud product and service solutions, and the HPE Software business), (ii) transfer of certain products and services, previously reported in the High Performance Computing & Artificial Intelligence segment, to the Compute and Hybrid Cloud segments, and (iii) transfer of the recently acquired Athonet business and certain components of our Communications and Media Solutions business, previously reported in Corporate Investments and Other, to the Intelligent Edge segment.
HPE reflected these changes to its segment information retrospectively to the fiscal 2023 and 2022 financial results, which primarily resulted in the realignment of net revenue and operating profit for each of the segments as described above. These changes had no impact on Hewlett Packard Enterprise’s previously reported consolidated net revenue, net earnings, net earnings per share or total assets.